UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2020

CREATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	52390	84-2054332
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Sichenzia Ross Ference LLP 1185 Avenue of the Americas, 37th Floor New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-930-9700

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

Share Exchange Agreement

On September 7, 2020, Creations, Inc. (the “Company”) entered into a share exchange agreement (the “Share Exchange Agreement”) by and among Yetsira Holding Ltd., a wholly-owned subsidiary of the Company (“Yetsira”), Ocean Partners Y.O.D Ltd., a corporation registered in Israel (“Ocean”), and certain shareholders of Ocean (“Ocean Shareholders”). Pursuant to the Share Exchange Agreement, the Company acquired 100% ownership of the capital stock of Ocean in exchange for an aggregate of (i) 1,254,498 shares of common stock of the Company, $0.001 par value (the “Shares”) and 1,254,498 warrants to purchase shares of common stock of the Company (the “Warrants”) to be issued to the Ocean Shareholders as set forth in the Share Exchange Agreement (the “Share Exchange”). Following the Share Exchange, Ocean will continue its respective legal existence as a wholly-owned subsidiary of Yetsira..

Pursuant to the Share Exchange Agreement, the parties agreed to certain governance-related matters upon execution of the Share Exchange Agreement. Yaniv Aharon, current Chief Executive Officer of Ocean, will serve as Chief Executive Officer of Yetsira, and a Yetsira representative will be nominated to the board of directors of Ocean. Furthermore, the Share Exchange Agreement contains customary representations and warranties made by each of the parties as well as certain indemnification provisions

In connection with the Share Exchange, on September 7, 2020, the Company, Guy Nissenson, current Chief Executive Officer and Chairman and majority shareholder of the Company, and the Ocean Shareholders, entered into a shareholder agreement (the “Shareholder Agreement”). The Shareholder Agreement grants the Ocean Shareholders certain minority rights and protections. It also granted Mr. Aharon a position on the Company’s Board of Directors.

The foregoing summaries of the Share Exchange Agreement and the Shareholder Agreement are subject to, and qualified in its entirety by, the terms of the Share Exchange Agreement, copies of which is attached hereto as Exhibit 10.1.

Warrants

The following summary of certain terms and provisions of the Warrants is not complete and is subject to, and qualified in its entirety by the provisions of the form of warrant, which is attached hereto as Exhibit 10.2.

The Warrants are exercisable at any time after their original issuance and at any time up to the date that is three (3) years after their original issuance. The Warrants will be exercisable, at the option of each holder, in whole or in part by delivering to the warrant agent a duly executed exercise notice and payment in full in immediately available funds for the number of shares of common stock purchased upon such exercise. No fractional shares of common stock will be issued in connection with the exercise of a Warrant. In lieu of fractional shares, we will pay the holder an amount in cash equal to the fractional amount multiplied by the exercise price.

The exercise price per whole share of common stock purchasable upon exercise of the Warrants is $1.00 per share. The exercise price is subject to appropriate adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting our common stock and also upon any distributions of assets, including cash, stock or other property to our stockholders.

Subject to applicable laws, the Warrants may be offered for sale, sold, transferred or assigned without our consent.

Except as otherwise provided in the Warrants or by virtue of such holder’s ownership of shares of our common stock, or some other arrangement, the holder of a Warrant does not have the rights or privileges of a holder of our common stock, including any voting rights, until the holder exercises the Warrant.

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The Shareholder Agreement

As mentioned above, in connection with the closing Share Exchange, Guy Nissenson, current Chief Executive Officer and Chairman and majority shareholder of the Company, and Ocean Shareholders, entered into a Shareholder Agreement. The Shareholder Agreement provides that, during the period prior Company’s securities on a stock exchange or a regulated market or after such securities are delisted, as long as Ocean Shareholders beneficially own not less than 10% of the issued and outstanding capital stock of the Company, the Ocean Shareholders will be entitled to certain protective minority interest rights, including the right to designate one individual to be nominated to the Company’s Board of Directors.

Furthermore, the Shareholder Agreement requires the Company to obtain shareholder approval of not less than 70% of the shares participating in the vote prior to certain corporation actions, including but not limited to amending the Company’s articles of incorporation or a material change in the Company’s business operations, among other actions.

The foregoing summary of the Shareholder Agreement is subject to, and qualified in its entirety by, the terms of the Shareholder Agreement, a copy of which is attached hereto as Exhibit 10.3.

Item 2.01 Completion of Acquisition of Disposition of Assets.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The securities above were offered and sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act since, among other things, the transactions did not involve a public offering.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Pursuant to the terms of the Share Exchange Agreement and the Shareholder Agreement, on September 7, 2020, the size of the Board of Directors of the Company (the “Board”) was increased from one to two (2) and Yaniv Aharon was elected to fill the vacancy on the Board as the designee of the Ocean Shareholders to hold office until the earlier election and qualification of his respective successor or until his earlier resignation or removal. Mr. Aharon founded Oceans and has served as its Chief Executive Officer since 2014.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number	Exhibit
10.1	Share Exchange Agreement dated as of September 7, 2020 by and among Creations, Inc., Yetsira Holdings Ltd., Ocean Partners Y.O.D Ltd., and Ocean Shareholders
10.2	Form of Warrant
10.3	Shareholders Agreement dated September 7, 2020 by and among Guy Nissenson and Ocean Shareholders

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CREATIONS, INC.

Dated: September 11, 2020	By:	/s/ Guy Nissenson
	Name:	Guy Nissenson
	Title:	Chief Executive Officer, Chief Financial Officer and Chairman of the Board of Directors

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